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January 1, 1999

Dear Strategic Group Variable Universal Life Policyowner:

The information below supplements Massachusetts Mutual Life Insurance Company's Strategic Group Variable Universal Life Prospectus dated May 1, 1998. Please place this supplement with your Prospectus, and retain it for future reference.


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               STRATEGIC GROUP VARIABLE UNIVERSAL LIFE PROSPECTUS
                        Supplement dated January 1, 1999
                       to the Prospectus dated May 1, 1998


The Strategic Group Variable Universal Life Prospectus is amended as follows:

1. The second to last sentence on Page 7 under the provision, "What is the Guaranteed Principal Account ("GPA")? is deleted and replaced with the following:

          Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it guarantees for a calendar year period a rate that may be higher than the minimum. MassMutual may also pay a higher rate applicable for such periods as it deems appropriate.

2. The last three sentences in the "Guaranteed Principal Account" provision on page 29 are deleted and replaced with the following:

          Although MassMutual is not obligated to credit interest at a rate higher than this minimum, MassMutual will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 1999. In addition, MassMutual may also pay a rate of interest in excess of that secondary guarantee for such periods as it deems appropriate. Upon request MassMutual will inform Policyowners of the then applicable rate or rates.







January 1, 1999